SECURITIES & EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 24, 2003

Exact Name of Registration as Specified in Charter:

HAMPTON BERKSHIRE INSURANCE & FINANCIAL, INC.

State of Other Jurisdiction of Incorporation:                                  Nevada

Commission File Number:                                                            33-55254-28

IRS Employer Identification Number:                                             87-0438641

Address and Telephone Number of Principle Executive Offices:

378 North Main, #124;.
Layton, UT 84041
801.497.9075

Item 4. Changes in Registrant's Certifying Accountant.

On December 24, 2003, the registrant's Board of Directors approved the dismissal of Kaufman Rossin Co. which had served as the registrant's independent accountants, as its auditor, within the meaning of Item 304 (a) (1) (i) of Regulation S-K of the Securities and Exchange Commission and engaged Robison, Hill & Co., APC.

Kaufman Rossin Co.'s report on the registrant's financial statements for the fiscal years ended December 31, 2001 and December 31, 2002, contained no adverse opinions or disclaimer of opinions, and were not qualified as to audit scope, or accounting principles. However, the reports issued for 2001 and 2002 by the prior auditors were modified in respect of the uncertainty surrounding the registrant's ability to continue as a going concern.

In connection with its audits for the fiscal years ended December 31, 2001 and 2002, there have been no disagreements with Kaufman Rossin Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Kaufman Rossin Co. would have caused them to make reference thereto in their report on the financial statements for such years.

The registrant requested that Kaufman Rossin Co. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter dated December 24, 2003, was received by the registrant from Kaufman Rossin Co. with respect to the registrant's request, addressed to the Securities and Exchange Commission, is filed as Exhibit 16 to this Form 8-K.

On December 24, 2003, the registrant engaged Robison, Hill & Co., APC as its new independent accountants following its termination of Kaufman Rossin Co. The registrant's Board of Directors approved the engagement of Robison, Hill & Co., APC. as its independent auditors.

During the two most recent fiscal years the registrant had not consulted with Robison, Hill & Co., APC regarding either; (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, and neither a written report was provided to the registrant nor oral advice was provided that Robison, Hill & Co., APC concluded was an important factor considered by the registrant in reaching a decision to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a) (1) (iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a) (1) (iv) of Regulation S-K.

Item 7. Exhibits
Exhibit No. Description Page

16 Letter on Change 3 in Accountants

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Berkshire Insurance and Financial, Inc.

/s/ Lionel Drage
President
Date: December 29, 2003

2699 s. bayshore drive
Miami, florida 33133

305 858 5600
305 856 3284 fax
www. Kaufmanrossin.com

December 24, 2003

Securities and Exchange Commission
450 Fifth street, N.W.
Washington, DC 20549

RE: Hampton Berkshire Insurance and Financial, Inc. File No. 33-55254-28

We have read the statements that we understand Hampton Berkshire Insurance and Financial, Inc. will include under Item 4 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.

KAUFMAN
Very truly yours,
ROSSIN & CO.
   PROFFESIONALCORPORATION CERTIFIED PUBLIC ACCOUNTANTS

/s/_Kaufman, Rossin & Co.
Kaufman, Rossin & Co.

MIAMI FT LAUDERDALE BOCA RATON